INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
17.	INCOME TAXES

British Virgin Islands

Lianluo Smart is a tax-exempt company incorporated in the British Virgin Islands. BDL and BTL were incorporated in the PRC and are governed by the PRC laws.

PRC

PRC enterprise income tax is calculated based on the Enterprise Income Tax Law (the “EIT Law”). Under the EIT Law, a unified enterprise income tax rate of 25% and unified tax deduction standards will be applied equally to both domestic-invested enterprises and foreign-invested enterprises.

Under the current PRC laws, PRC government grants a preferential income tax rate of 15% to government-certified high technology companies, and under the new standard the period of validity for the certification of high technology companies is three years. In 2009, 2012 and 2015, BDL updated its certification for “high technology” company. Therefore, BDL used a 15% income tax rate to calculate the income tax expense for the years ended December 31, 2016, 2015 and 2014.

The tax rate for BTL is 25% in 2016, 2015 and 2014.

The tax rate for LCL is 25% in 2016.

Benefit (provision) for income taxes consists of:

	Year Ended December 31
	2016	2015	2014
Current income taxes benefit (provision)	$95,870	$240,806	$49,981
Deferred income taxes benefit (provision)	-	(228,828)	(407,707)
Total benefit (provision) for income taxes	95,870	11,978	(357,726)
Less: provision for income tax expenses from discontinued operations	(844)	-	-
Benefit (provision) for income taxes from continuing operations	$95,026	$11,978	$(357,726)

Deferred taxes assets

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. The Company considers many factors when assessing the likelihood of future realization of the deferred tax assets, including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes, and other relevant factors. Due to the Company’s strategic restructuring and the downscaled and discontinued part of our product lines, it is more likely that the Company will not realize 100% of the deferred tax assets. Management therefore decided to provide part of the valuation allowance for the deferred tax assets. The valuation allowance for continuing operations as of December 31, 2016 and 2015 was $0 and $605,837. Temporary differences represent tax and book differences in various items, such as receivable allowances, inventory allowances, impairments on fixed assets and deferred lease income.

United States

Breathcare is a limited liability company and, such as, is not subject to federal income tax, instead any income would be taxable to Breathcare’s sole owner. Moreover, as of December 31, 2016, 2015 and 2014, Breathcare was inactive and generated no revenue.